UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 11, 2014

CBS Outdoor Americas Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36367	46-4494703
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

405 Lexington Avenue, 17th Floor New York, New York	10174
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 297-6400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On June 11, 2014, CBS Corporation, CBS Outdoor Americas Inc.’s indirect parent company, issued a press release announcing the launch of its exchange offer to effect the split-off of CBS Outdoor Americas Inc. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Statement Concerning Forward-Looking Statements

We have made statements in this report that are forward-looking statements within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995. In particular, statements pertaining to our capital resources, portfolio performance and results of operations contain forward-looking statements. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “could,” “may,” “might,” “will,” “should,” “seeks,” “likely,” “intends,” “plans,” “predicts,” “projects,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods that may be incorrect or imprecise and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: declines in advertising and general economic conditions; competition; government regulation; our inability to increase the number of digital advertising displays in our portfolio; taxes, fees and registration requirements; our ability to obtain and renew key municipal concessions on favorable terms; decreased government compensation for the removal of lawful billboards; content-based restrictions on outdoor advertising; environmental, health and safety laws and regulations; seasonal variations; future acquisitions and other strategic transactions; time and resources to comply with rules and regulations as a stand-alone public company; charges in connection with the separation and incremental costs as a stand-alone public company; dependence on our management team and advertising executives; the ability of our board of directors to cause us to issue additional shares of stock without stockholder approval; certain provisions of Maryland law may limit the ability of a third party to acquire control of us; our rights and the rights of our stockholders to take action against our directors and officers are limited; we may not realize the expected benefits from the separation of our business from CBS; we have substantial indebtedness, which could adversely affect our financial condition; the terms of the credit agreement and indenture governing our debt restrict our current and future operations, particularly our ability to incur additional debt that we may need to fund initiatives in response to changes in our business, the industries in which we operate, the economy and governmental regulations; incurrence of additional debt, including secured debt; interest rate risk exposure from our variable-rate indebtedness; hedging transactions; asset impairment charges for goodwill; diverse risks in our international business; breach of security measures; we are controlled by CBS, whose interests may conflict with ours or yours; we have a limited right to use the CBS brand name and logo; fewer stock exchange corporate governance requirements and protections due to our reliance on “controlled company” exemptions; delays in the completion of the separation from CBS or the nonoccurrence of the separation; funds for future capital needs; the financial information included in our filings with the Securities and Exchange Commission (the “SEC”) may not be representative of the results we would have achieved as a stand-alone public company and may not be a reliable indicator of our future results; transfers of our common stock by CBS; cash available for distributions; legislative, administrative, regulatory or other actions affecting real estate investment trusts (“REITs”), including positions taken by the IRS; our failure to qualify, or remain qualified, to be taxed as a REIT; REIT ownership limits; dividends payable by REITs do not qualify for the reduced tax rates available for some dividends; REIT distribution requirements; availability of external sources of capital; we may face other tax liabilities that reduce our cash flows; complying with REIT requirements may cause us to liquidate investments or forgo otherwise attractive opportunities; our ability to contribute certain contracts to a taxable REIT subsidiary; our planned use of taxable REIT subsidiaries may cause us to fail to qualify to be taxed as a REIT; our ability to hedge effectively; paying the cash portion of the earnings and profits allocated to us by CBS as a distribution and/or taxable dividends in common stock and cash; failure to meet the REIT income tests as a result of receiving non-qualifying rental income; even if we qualify to be taxed as a REIT, and we sell assets, we could be subject to tax on any unrealized net built-in gains in the assets held before electing to be treated as a REIT; the IRS may deem the gains from sales of our outdoor advertising assets to be subject to a 100% prohibited transaction tax; our lack of an operating history as a REIT; volatile market price and trading volumes; risks related to the exchange offer, including timing delays or failure to obtain regulatory approvals or satisfy the conditions of the exchange offer; and other factors described in our filings with the SEC, including but not limited to the section entitled “Risk Factors” of our Registration Statement on Form S-4, filed with the SEC on June 11, 2014. All forward-looking statements in this report apply as of the date of this report or as of the date they were made and, except as required by applicable law, we disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors of new information, data or methods, future events or other changes.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.	The following exhibit is filed herewith:

Exhibit Number	Description

99.1	Press Release dated June 11, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBS OUTDOOR AMERICAS INC.

By:	/s/ Donald R. Shassian
Name: Donald R. Shassian
Title: Executive Vice President and Chief Financial Officer

Date: June 11, 2014

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated June 11, 2014.